                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934

                        Date of Report:  March 14, 1995



                            JAN BELL MARKETING, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                            (State of Incorporation)


           1-9647                                        59-2290953
   (Commission File Number)                 (IRS Employment Identification No.)



         13801 N.W. 14TH STREET, SUNRISE, FLORIDA            33323
   (Address of registrant's principal executive offices)   (Zip code)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (305) 846-2705

                 ITEM 5. OTHER EVENTS.

                 The Company recently announced an agreement to extend a forbearance agreement with its senior Noteholders until April 18, 1995. A copy of the press release is attached as Exhibit 1 and a copy of the Forbearance Agreement is attached as Exhibit 2.


                 ITEM 7. EXHIBITS.

                 Listed below are the exhibits filed as a part of this report.
                 99.1     Press release issued February 28, 1995.
                 99.2     Forbearance Agreement dated February 28, 1995.


                 ITEM 8. CHANGE IN FISCAL YEAR.

                 The Company on March 8, 1995 decided to change its fiscal year from a retail 52/53 week fiscal year ending on the last Sunday of each January to a retail 52/53 week fiscal year ending on the last Saturday of each January.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                           JAN BELL MARKETING, INC.
                                 (Registrant)



                           By:     FRANK S. FUINO, JR.
                                   --------------------------------
                                   Frank S. Fuino, Jr.
                                   Executive Vice President/Finance
                                   and Chief Financial Officer



Date:    March 14, 1995

                               Index to Exhibits


Exhibits
- --------

  99.1           Press release issued February 28, 1995.

  99.2           Forbearance Agreement dated February 28, 1995.